Monteagle Funds
Monteagle Fixed Income Fund
Monteagle Informed Investor Growth Fund
Monteagle Quality Growth Fund
Monteagle Select Value Fund
Monteagle Value Fund
(collectively, the “Funds”)

Supplement dated October 24, 2011 to the Funds’
Statement of Additional Information dated December 28, 2010

Effective October 24, 2011, the Funds’ Statement of Additional Information is amended as set forth below.  The following is added to the section entitled “Investment Policies and Risks”:

Loans of Portfolio Securities. To increase income on its investments, a Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government or its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that is deemed creditworthy by the Adviser or Sub-Adviser. In no event will such loans be made if, as a result, the aggregate value of securities loaned by any Fund exceeds one-third of the value of such Fund’s total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser or Sub-Adviser to be creditworthy and when, in the Adviser’s or Sub-Adviser’s judgment, the income to be earned from the loan justifies the attendant risks.  Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments.   If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market.  For purposes of determining whether a Fund is complying with investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral as a Fund asset.  The Fund will bear any loss on the investment of cash collateral.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a Fund must terminate the loan and vote the securities. Alternatively, a Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE